Exhibit 99.1

Chicken Soup for the Soul Entertainment Reports Q3 2022 Results

Company Exceeds Analyst Consensus Expectations for the Third Quarter Across Key Financial Metrics, Including Revenue, Adjusted EBITDA, and Adjusted Earnings per Share

Third Quarter Revenue was $72.4 million, up 149% year over year, Driven by Strong AVOD Streaming Revenues and TVOD Performance

Net Loss was $20.1 million, or $1.13 Net Loss per Share; Adjusted Earnings per Share of $0.54; Adjusted EBITDA was $9.6 million, up 97% from the Prior Year

Successfully Closed Merger with Redbox Entertainment Creating Premium Entertainment Destination for Value-Conscious Consumers

Signs deals with world’s largest manufacturers of TVs – VIZIO and Hisense – to add Crackle and Redbox buttons to remotes in 2023

Expands Content Financing Partnership with Publicis Media’s APX Content Ventures

Appoints Jason Meier Chief Financial Officer

Management to host a live webcast on November 14, 2022, at 4:30pm ET

NEW YORK, November 14, 2022 – Chicken Soup for the Soul Entertainment, Inc. (Nasdaq: CSSE), one of the largest providers of premium content to value-conscious consumers, today announced its financial results for the third quarter ended September 30, 2022.

“This has been the best financial quarter in our history, and our position in the free and low-cost streaming ecosystem is stronger than ever after completing the acquisition of Redbox during the quarter,” said William J. Rouhana, Jr., chairman and chief executive officer of Chicken Soup for the Soul Entertainment. “We saw tremendous growth, with revenue increasing 149% and Adjusted EBITDA 97% year over year. Despite a slowing economy, I am optimistic about the days ahead as we continue to serve value-conscious consumers across kiosk, transactional and ad-supported video on demand services.”

Third Quarter 2022 Financial Summary

•	Net revenue of $72.4 million, compared to $37.6 million in the second quarter of 2022, and $29.1 million in the year-ago period
•	Net loss of $20.1 million compared with a net loss of $20.8 million in the second quarter of 2022, and a net loss of $16.7 million in the year-ago period; $45.1 million net loss before dividends, compared with $18.4 million net loss in the second quarter 2022, and $14.5 million net loss in the year-ago period
•	Adjusted EBITDA of $9.6 million, compared with $5.6 million in the second quarter of 2022, and $4.9 million in the year-ago period

Recent Business Highlights

•	Successfully completed merger with Redbox Entertainment creating leading premium entertainment company for value-conscious consumers
•	Partnered with VIZIO and Hisense to add Redbox and Crackle buttons to remotes beginning in 2023
•	Expanded content financing partnership with Publicis Media’s APX Content Ventures, which elevates the voices of underserved audiences
•	4,000% increase in viewed minutes on Chicken Soup for the Soul streaming app from August to September driven by strong programming slate
•	Crackle and Popcornflix FAST channels launched on FuboTV, further expanding digital distribution footprint
•	Rapidly grew viewership through additional touchpoint rollouts; now on track to reach 160 by year-end including Redbox

Operating loss for the quarter ended September 30, 2022, was $42.0 million, compared with an operating loss of $16.8 million in the second quarter of 2022, and $13.2 million in the year-ago period. The increase in operating loss in the third quarter was driven partially by one-time transaction expenses related to the merger with Redbox Entertainment.

Net loss was $20.1 million, or $1.13 per share, compared with a net loss of $20.8 million, or $1.39 per share, in the second quarter of 2022, and a net loss of $16.7 million, or $1.04 per share in the prior-year period.

Adjusted EBITDA for the quarter ended September 30, 2022, was $9.6 million, compared with $5.6 million in the second quarter of 2022, and $4.9 million in the same period last year.

As of September 30, 2022, the company had $36.3 million of cash and cash equivalents compared with $44.3 million as of December 31, 2021, and net debt of $461.3 million as of September 30, 2022, compared with $55.3 million as of December 31, 2021.

For a discussion of the financial measures presented herein which are not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”), see “Note Regarding Use of Non-GAAP Financial Measures” below and the schedules to this press release for additional information and reconciliations of non-GAAP financial measures.

The company presents non-GAAP measures such as Adjusted EBITDA to assist in an analysis of its business. These non-GAAP measures should not be considered an alternative to GAAP measures as an indicator of the company's operating performance.

The company also appointed Jason Meier as the Chief Financial Officer of Chicken Soup for the Soul Entertainment effective November 15, 2022. Jason, who has served as the company’s Chief Accounting Officer since September 2021, brings a breadth of experience and is well suited for the role. Chris Mitchell will continue as the Chief Financial Officer of the parent company, Chicken Soup for the Soul Holdings and will remain a member of the Board of Directors of Chicken Soup for the Soul Entertainment.

Conference Call Information

•	Date & Time: Monday, November 14, 2022, 4:30 p.m. ET.
•	A webcast of the event will also be available in the “Event Calendar” section under the “News & Events” tab of the Chicken Soup for the Soul Entertainment investor relations website at http://ir.cssentertainment.com.
•	To access a dial-in number, the company encourages participants to register in advance by visiting the following pre-registration link here.
•	Please note that a dial-in option is not available without registering at the provided link.

Conference Call Replay Information

•	A webcast replay will be made available at http://ir.cssentertainment.com/ under the “News & Events” tab following the completion of the call.

About Chicken Soup for the Soul Entertainment

Chicken Soup for the Soul Entertainment (Nasdaq: CSSE) provides premium content to value-conscious consumers. The company is one of the largest advertising-supported video-on-demand (AVOD) companies in the US, with three flagship AVOD streaming services: Redbox, Crackle and Chicken Soup for the Soul. In addition, the company operates Redbox Free Live TV, a free ad-supported streaming television service (FAST), with over 150 channels as well as a transaction video on demand (TVOD) service, and a network of approximately 34,000 kiosks across the US for DVD rentals. To provide original and exclusive content to its viewers, the company creates, acquires and distributes films and TV series through its Screen Media and Chicken Soup for the Soul TV Group subsidiaries. Chicken Soup for the Soul Entertainment is a subsidiary of Chicken Soup for the Soul, LLC, which publishes the famous book series and produces super-premium pet food under the Chicken Soup for the Soul brand name.

Note Regarding Use of Non-GAAP Financial Measures

Our consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”). We use a non-GAAP financial measure to evaluate our results of operations and as a supplemental indicator of our operating performance. The non-GAAP financial measure that we use is Adjusted EBITDA. Adjusted EBITDA (as defined below) is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. Due to the significance of non-cash and non-recurring expenses recognized during the three- and nine-month periods ended September 30, 2022 and 2021, and the likelihood of material non-cash, non-recurring, and acquisition related expenses to occur in future periods, we believe that this non-GAAP financial measure enhances the understanding of our historical and current financial results as well as provides investors with measures used by management for the planning and forecasting of future periods, as well as for measuring performance for compensation of executives and other members of management. Further, we believe that Adjusted EBITDA enables our board of directors and management to analyze and evaluate financial and strategic planning decisions that will directly affect operating decisions and investments. We believe this measure is an important indicator of our operational strength and performance of our business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets. We believe the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management. We believe it helps improve investors’ ability to understand our operating performance and makes it easier to compare our results with other companies that have different capital structures or tax rates. In addition, we believe this measure is also among the primary measures used externally by our investors, analysts and peers in our industry for purposes of valuation and comparing our operating performance to other companies in our industry.

The presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual, infrequent or non-recurring items or by non-cash items. This non-GAAP financial measure should be considered in addition to, rather than as a substitute for, our actual operating results included in our condensed consolidated financial statements.

We define Adjusted EBITDA as consolidated operating income (loss) adjusted to exclude interest, taxes, depreciation, amortization (including tangible and intangible assets), film library amortization and related costs (film library amortization, film library revenue shares and participation costs, theatrical release costs) as well as amortization for certain program rights, acquisition-related costs, consulting fees related to acquisitions, dividend payments, non-cash share-based compensation expense, and adjustments for other unusual and infrequent in nature identified charges, including transition and integration related expenses comprised of non-recurring redundant costs including technology, marketing, payroll and certain overhead associated with business combination. Adjusted EBITDA is not an earnings measure recognized by U.S. GAAP and does not have a standardized meaning prescribed by GAAP; accordingly, Adjusted EBITDA may not be comparable to similar measures presented by other companies. We believe Adjusted EBITDA to be a meaningful indicator of our performance that management uses and believes provides useful information to investors regarding our financial condition and results of operations. The most comparable GAAP measure is operating income (loss).

A reconciliation of net loss to Adjusted EBITDA will be provided in the company’s Quarterly Report on Form 10-Q for the three- and nine-months period ended September 30, 2022 to be filed on November 14, 2022, under the section thereof entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Reconciliation of Unaudited Historical Results to Adjusted EBITDA.”

Forward-Looking Statements and Available Information

This press release includes forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are statements that are not historical facts. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of management and are not predictions of actual performance. Such assumptions involve a number of known and unknown risks and uncertainties, including but not limited to our core strategy, operating income and margin, seasonality, liquidity, including cash flows from operations, available funds, and access to financing sources, free cash flows, revenues, net income, profitability, stock price volatility, future regulatory changes, price changes, the ability of the Company’s content offerings to achieve market acceptance, the Company’s success in retaining or recruiting officers, key employees, or directors, the ability to protect intellectual property, the ability to complete strategic acquisitions, the ability to manage growth and integrate acquired operations, the ability to pay dividends, regulatory or operational risks, and general market conditions impacting demand for the Company’s services. For a more complete description of these and other risks and uncertainties, please refer to Item 1A (Risk Factors) in the Company’s Quarterly Report on Form 10-Q for the three- and nine-month period ended September 30, 2022, filed with the SEC on November 14, 2022. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements contained in this press release. Information regarding the acquisition of Redbox and related transactions is qualified by reference to the Company’s Current Reports on Form 8-K filed with the SEC on May 11, 2022 (as amended May 12, 2022), June 6, 2022, August 12, 2022, and November 14, 2022, and all exhibits filed with respect to such reports and the aforementioned registration statement. The forward-looking statements contained in this press release speak only as of the date hereof and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

###

Contact:

(INVESTOR RELATIONS)

Zaia Lawandow

Chicken Soup for the Soul Entertainment

zlawandow@chickensoupforthesoul.com

(PRESS)

Peter Binazeski

Chicken Soup for the Soul Entertainment

pbinazeski@chickensoupforthesoul.com

Tables Follow

Chicken Soup for the Soul Entertainment, Inc.

Condensed Consolidated Balance Sheets

	September 30,	December 31,
	2022	2021
	(unaudited)
ASSETS
Cash, cash equivalents and restricted cash	$36,303,799	$44,286,105
Accounts receivable, net of allowance for doubtful accounts of $974,426, and $786,830, respectively	96,089,197	60,213,807
Prepaid expenses and other current assets	19,621,665	1,904,273
Operating lease right-of-use assets	17,317,175	—
Content assets, net	142,538,634	63,645,396
Intangible assets, net	292,932,777	18,035,091
Indefinite lived intangible assets	12,163,943	12,163,943
Goodwill	277,083,097	39,986,530
Other assets, net	23,348,656	5,190,954
Total assets	$917,398,943	$245,426,099

LIABILITIES AND EQUITY
Accounts payable	$41,876,561	$12,963,902
Accrued expenses	88,021,429	23,185,368
Due to affiliated companies	2,589,867	489,959
Programming obligations	55,159,246	1,641,250
Film library acquisition obligations	40,739,418	24,673,866
Accrued participation costs	25,030,611	12,323,329
Debt, net	461,287,515	55,275,628
Contingent consideration	7,556,856	9,764,256
Put option obligation	11,400,000	11,400,000
Operating lease liabilities	19,064,596	—
Other liabilities	39,374,480	2,109,388
Total liabilities	792,100,579	153,826,946

Equity
Stockholders' Equity:
Series A cumulative redeemable perpetual preferred stock, $.0001 par value, liquidation preference of $25.00 per share, 4,300,000 shares authorized; 4,073,491 and 3,698,318 shares issued and outstanding, respectively; redemption value of $101,837,275 and $92,457,950, respectively	407	370
Class A common stock, $.0001 par value, 140,000,000 shares authorized; 15,550,276 and 8,964,330 shares issued, 13,195,738 and 8,019,828 shares outstanding, respectively	1,555	899
Class B common stock, $.0001 par value, 20,000,000 shares authorized; 7,654,506 shares issued and outstanding, respectively	766	766
Additional paid-in capital	343,374,588	240,609,345
Deficit	(191,432,641)	(136,462,244)
Accumulated other comprehensive income	36,957	571
Class A common stock held in treasury, at cost (2,354,538 and 944,502 shares, respectively)	(27,158,429)	(13,202,407)
Total stockholders’ equity	124,823,203	90,947,300
Noncontrolling interests	475,161	651,853
Total equity	125,298,364	91,599,153
Total liabilities and equity	$917,398,943	$245,426,099

Chicken Soup for the Soul Entertainment, Inc.

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net revenues	$72,392,263	$29,096,855	$139,235,407	$74,428,631
Costs and expenses
Operating	60,155,906	22,856,374	114,327,838	54,533,027
Selling, general and administrative	27,632,865	14,837,193	55,795,064	34,500,620
Amortization and depreciation	6,349,026	1,538,650	9,677,727	4,114,355
Management and license fees	4,774,758	2,909,686	11,459,073	7,442,863
Merger and transaction costs	15,476,452	201,106	17,503,791	736,860
Total costs and expenses	114,389,007	42,343,009	208,763,493	101,327,725
Operating loss	(41,996,744)	(13,246,154)	(69,528,086)	(26,899,094)

Interest expense	7,658,665	1,304,952	10,991,894	3,533,940
Other non-operating income, net	(4,551,004)	(101,898)	(5,032,201)	(247,037)
Loss before income taxes and preferred dividends	(45,104,405)	(14,449,208)	(75,487,779)	(30,185,997)
Income tax (benefit) provision	(27,320,839)	30,000	(27,286,839)	59,000
Net loss before noncontrolling interests and preferred dividends	(17,783,566)	(14,479,208)	(48,200,940)	(30,244,997)
Net (loss) income attributable to noncontrolling interests	(167,289)	9,085	(348,024)	9,085
Net loss attributable to Chicken Soup for the Soul Entertainment, Inc.	(17,616,277)	(14,488,293)	(47,852,916)	(30,254,082)
Less: preferred dividends	2,443,970	2,253,385	7,117,481	6,760,155
Net loss available to common stockholders	$(20,060,247)	$(16,741,678)	$(54,970,397)	$(37,014,237)

Net loss per common share:
Basic and diluted	$(1.13)	$(1.04)	$(3.43)	$(2.53)
Weighted-average common shares outstanding:
Basic and diluted	17,802,522	16,145,808	16,040,097	14,622,787

Chicken Soup for the Soul Entertainment, Inc.

Adjusted EBITDA

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net loss available to common stockholders	$(20,060,247)	$(16,741,678)	$(54,970,397)	$(37,014,237)
Preferred dividends	2,443,970	2,253,385	7,117,481	6,760,155
Net (loss) income attributable to noncontrolling interests	(167,289)	—	(167,289)	—
Income tax (benefit) provision	(27,320,839)	30,000	(27,286,839)	59,000
Other taxes	62,428	62,279	321,203	250,626
Interest expense	7,658,665	1,304,952	10,991,894	3,533,940
Film library amortization and related costs	18,222,417	10,111,885	42,576,433	23,881,901
Share-based compensation expense	3,094,532	3,474,231	5,049,188	3,937,919
Expense for bad debt and video returns	779,507	554,259	2,053,636	2,156,308
Amortization and depreciation	6,349,026	1,921,982	11,027,992	5,264,353
Other non-operating income, net	(3,551,025)	(101,898)	(4,032,222)	(247,037)
Transitional expenses	2,942,070	213,813	3,305,470	405,867
All other nonrecurring costs	19,118,394	1,775,232	22,816,463	3,583,130
Adjusted EBITDA	$9,571,609	$4,858,442	$18,803,013	$12,571,925